UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2021

ESCO TECHNOLOGIES INC.

 (Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 314-213-7200

Securities registered pursuant to section 12(b) of the Act:

Name of each exchange
Title of each class	Trading Symbol(s)	on which registered
Common Stock, par value $0.01 per share	ESE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operations and Financial Condition

Today, May 4, 2021, the Registrant is issuing a press release (furnished as Exhibit 99.1 to this report) announcing its fiscal 2021 second quarter financial and operating results and providing a COVID-19 business update. See also Item 7.01, Regulation FD Disclosure, below.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Senior Vice President, General Counsel and Secretary

On April 30, 2021, consistent with the Company’s press release issued February 8, 2021, David M. (Dave) Schatz was elected as the Company’s Senior Vice President, General Counsel and Secretary, succeeding Alyson S. Barclay, who resigned as an executive officer of the Company on April 29, 2021. As an executive officer of the Company, Mr. Schatz has entered into an Employment and Compensation Agreement with the Company pursuant to which he will receive an increase in his fiscal 2021 base annual salary to $335,000 for the remainder of fiscal 2021 and a prorated increase in his fiscal 2021 target cash bonus under the Company’s Performance Compensation Plan (described in the Proxy Statement for the Company’s 2021 Annual Meeting) to $145,000. He will continue to be eligible to participate in the Company’s 401(k), medical, disability and other group employee benefit plans and will be entitled to perquisites and severance benefits similar to those provided to the Company’s other executive officers.

As a continuing participant in the Company’s Long-Term Equity Incentive (LTEI) program Mr. Schatz also received an award of time-vested restricted stock units for fiscal 2021 as described below, and is scheduled to receive an award of performance-based restricted stock units for fiscal 2022, also as described below.

Long-Term Equity Incentive Awards

As a part of its restructuring of the Company’s LTEI program for senior management, on April 29, 2021 the Human Resources and Compensation Committee of the Company’s Board of Directors awarded time-vested Restricted Stock Units (RSUs) to the participants in the LTEI program, including the Company’s three executive officers, effective April 30, 2021. The terms of the awards, which are similar to those of the Company’s Performance-Accelerated Restricted Stock (PARS) LTEI program in effect through fiscal 2020, provide that each RSU represents the right to receive one share of Company common stock if the recipient remains continuously employed by the Company until the award vests, in this case 3½ years after the effective award date, and such shares will be paid out to the participant (after statutory tax withholdings) on the following business day. The number of RSUs granted was based on a percentage of the recipient’s target cash compensation for fiscal 2021.

The Committee also approved in advance the dollar amounts of Performance-Vested Stock Units (PSUs) to be granted to the participants in the LTEI program, including the Company’s three executive officers, at the Committee’s November 2021 meeting; such grants to be subject to the Committee’s final approval of the terms of the PSUs including determination of the specific performance criteria to be used in determining whether and to what extent the awards will pay out at the ends of their performance periods. The approved dollar value of the proposed PSUs was based on a percentage of the recipient’s target cash compensation for fiscal 2021.

For the Company’s three executive officers, the numbers of RSUs granted and the approved dollar values of the proposed PSUs were as follows:

Name and Title	Number of RSUs granted	Value of PSUs to be granted
Victor L. Richey, Chairman, Chief Executive Officer & President	13,223	$940,410
Christopher L. Tucker, Senior Vice President & Chief Financial Officer	3,132	$222,750
David M. Schatz, Senior Vice President, General Counsel & Secretary	1,519	$108,000

The Committee also reviewed its actions during fiscal 2020 with respect to the decision, as a result of the COVID-19 pandemic, to defer granting LTEI awards (in the form of PARS) to the Company’s then-executive officers, as described in the Company’s December 16, 2020 Proxy Statement. It concluded that the adverse effects of the pandemic on the Company had been less severe than originally feared, in substantial part due to Mr. Richey’s actions. As a result, the Committee determined to grant Mr. Richey an award of 9,039 PARS units on the same terms, including vesting dates and acceleration price thresholds, as would have been contained in the PARS award which he otherwise would have received in fiscal 2020.

Item 7.01  Regulation FD Disclosure

Today, May 4, 2021, the Registrant is issuing a press release (Exhibit 99.1) announcing its fiscal 2021 second quarter financial and operating results and providing a COVID-19 business update. The Registrant will conduct a related Webcast conference call today at 4:00 p.m. Central Time. The press release will be posted on the Registrant’s web site located at http://www.escotechnologies.com and can be viewed through the “Investor News” page of the web site under the “Investor Center” tab, although the Registrant reserves the right to discontinue that availability at any time.

Item 8.01  Other Events

On April 19, 2021, Christopher L. Tucker began his employment with the Company as its Senior Vice President and Chief Financial Officer, on terms described in the Company’s April 5, 2021 press release and Form 8-K, following the resignation of Gary E. Muenster as an officer of the Company; as previously announced, Mr. Muenster will remain as an employee of the Company during a transition period.

Item 9.01  Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated May 4, 2021
104	Cover Page Inline Interactive Data File

Other Matters

The information in this report furnished pursuant to Item 2.02 and Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933 as amended or the Exchange Act.

References to the Registrant’s web site address are included in this Form 8-K and the press release only as inactive textual references, and the Registrant does not intend them to be active links to its web site. Information contained on the Registrant’s web site does not constitute part of this Form 8-K or the press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2021

ESCO TECHNOLOGIES INC.

By:	/s/ Christopher L. Tucker
Christopher L. Tucker
Senior Vice President and Chief Financial Officer